SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 22, 2004
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        New Jersey                  0-50467                 52-2413926
----------------------------       ----------              -------------
(State or other jurisdiction       (File No.)              (IRS Employer
 of incorporation)                                      Identification Number)


310 North Avenue East, Cranford, New Jersey                    07016
--------------------------------------------               ------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (800) 693-3838
                                                    ------------------


                                 Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last Report)

                          SYNERGY FINANCIAL GROUP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5. Other Events
        ------------

         On June 23, 2004, the Registrant announced that on June 22, 2004 the Board of Directors declared the first cash dividend on the Registrant's common stock, as described in the Press Release dated June 23, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

     Exhibit
     Number                  Description
     ------                  -----------

       99       Press Release dated June 23, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            SYNERGY FINANCIAL GROUP, INC.


Date: June 23, 2004         By:      /s/Ralph A. Fernandez
                                     -------------------------------------------
                                     Ralph A. Fernandez
                                     Senior Vice President and
                                     Chief Financial Officer